Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2018 FINANCIAL RESULTS

AND UPDATES 2018 GUIDANCE

BATON ROUGE, Louisiana (July 31, 2018) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month period ended June 30, 2018.

Three Month Periods Ended June 30, 2018 and 2017

•	Net service revenue increased $36.7 million to $411.6 million compared to $374.9 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $33.3 million compared to $4.5 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.98 per diluted share compared to $0.13 in 2017.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $49.7 million compared to $36.1 million in 2017.

•	Adjusted net service revenue of $413.3 million compared to $374.9 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $34.1 million compared to $21.4 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.00 compared to $0.62 in 2017.

Six Month Periods Ended June 30, 2018 and 2017

•	Net service revenue increased $71.3 million to $810.9 million compared to $739.6 million in 2017 (1).

•	Net income attributable to Amedisys, Inc. of $60.5 million compared to $19.6 million in 2017.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.76 per diluted share compared to $0.57 in 2017.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $91.4 million compared to $68.1 million in 2017.

•	Adjusted net service revenue of $812.6 million compared to $739.6 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. of $61.4 million compared to $37.4 million in 2017.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.79 compared to $1.09 in 2017.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

(1)	Subsequent to our adoption of Accounting Standards Updates 2014-09 and 2015-14 on January 1, 2018, using the full retrospective method, amounts previously classified as provision for doubtful accounts are now classified as implicit price concessions in determining the transaction price of our net service revenue.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am extremely pleased with the results that our team delivered during the second quarter of 2018. We continued to demonstrate solid growth across all three lines of business, improved upon our quality scores for the thirteenth straight quarter, leveraged our operational platform to drive impressive margin and lowered our turnover; all of which helped deliver significant increases in revenue, EBITDA and earnings per share. A special thank you to all Amedisys employees that continue to provide industry leading care to our patients and help drive significant value to our shareholders. We look forward to continuing to serve more patients and executing upon our strategic pillars during the second half of the year.”

Updated 2018 Guidance

•	Net service revenue is anticipated to be in the range of $1.63 billion to $1.65 billion.

•	Adjusted EBITDA is anticipated to be in the range of $168 million to $172 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $3.32 to $3.41 based on an estimated 33.50 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2018 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Wednesday, August 1, 2018, at 11:00 a.m. ET to discuss its second quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through September 1, 2018 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13681543.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. We partner with 3,000 hospitals and 59,000 physicians nationwide who have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With 18,300 employees, in 420 care centers in 34 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 369,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	Nick Muscato	Kendra Kimmons
	Vice President, Strategic Finance	Vice President, Marketing & Communications
	(855) 259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended June 30		For the Six-Month Periods Ended June 30
	2018	2017	2018	2017
Net service revenue	$411,603	$374,946	$810,865	$739,607
Cost of service, excluding depreciation and amortization	242,564	220,541	480,873	436,870
General and administrative expenses:
Salaries and benefits	77,215	74,943	152,846	149,402
Non-cash compensation	3,767	4,356	7,811	8,230
Other	42,104	41,617	83,784	82,034
Depreciation and amortization	3,125	4,537	6,718	8,954
Securities Class Action Lawsuit settlement, net	—	28,712	—	28,712

Operating expenses	368,775	374,706	732,032	714,202

Operating income	42,828	240	78,833	25,405
Other income (expense):
Interest income	114	41	234	60
Interest expense	(2,140)	(1,197)	(3,843)	(2,265)
Equity in earnings from equity method investments	2,976	2,355	4,836	2,249
Miscellaneous, net	359	1,127	960	2,239

Total other income, net	1,309	2,326	2,187	2,283

Income before income taxes	44,137	2,566	81,020	27,688
Income tax (expense) benefit	(10,596)	1,963	(20,159)	(7,960)

Net income	33,541	4,529	60,861	19,728
Net income attributable to noncontrolling interests	(192)	(68)	(353)	(137)

Net income attributable to Amedisys, Inc.	$33,349	$4,461	$60,508	$19,591

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.00	$0.13	$1.80	$0.58
Weighted average shares outstanding	33,439	33,637	33,705	33,540
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.98	$0.13	$1.76	$0.57
Weighted average shares outstanding	34,179	34,329	34,391	34,203

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	June 30, 2018 (unaudited)	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$25,904	$86,363
Patient accounts receivable	197,592	201,196
Prepaid expenses	10,493	7,329
Other current assets	24,784	16,268

Total current assets	258,773	311,156
Property and equipment, net of accumulated depreciation of $101,128 and $146,814	27,998	31,122
Goodwill	324,145	319,949
Intangible assets, net of accumulated amortization of $31,864 and $30,610	44,888	46,061
Deferred income taxes	46,919	56,064
Other assets, net	50,601	49,130

Total assets	$753,324	$813,482

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,810	$25,384
Payroll and employee benefits	87,239	89,936
Accrued expenses	96,472	89,104
Current portion of long-term obligations	668	10,638

Total current liabilities	214,189	215,062
Long-term obligations, less current portion	123,937	78,203
Other long-term obligations	6,137	3,791

Total liabilities	344,263	297,056

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,044,177 and 35,747,134 shares issued; and 31,801,357 and 33,964,767 shares outstanding	36	35
Additional paid-in capital	585,137	568,780
Treasury stock, at cost 4,242,820 and 1,782,367 shares of common stock	(237,947)	(53,713)
Accumulated other comprehensive income	15	15
Retained earnings	60,712	204

Total Amedisys, Inc. stockholders’ equity	407,953	515,321
Noncontrolling interests	1,108	1,105

Total equity	409,061	516,426

Total liabilities and equity	$753,324	$813,482

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended June 30		For the Six-Month Periods Ended June 30
	2018	2017	2018	2017
Cash Flows from Operating Activities:
Net income	$33,541	$4,529	$60,861	$19,728
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	3,125	4,537	6,718	8,954
Non-cash compensation	3,767	4,356	7,811	8,230
401(k) employer match	2,327	2,140	4,894	4,367
Loss on disposal of property and equipment	87	163	650	147
Deferred income taxes	6,200	(1,863)	9,145	7,582
Equity in earnings from equity method investments	(2,976)	(2,355)	(4,836)	(2,249)
Amortization of deferred debt issuance costs	177	185	355	370
Write off of deferred debt issuance costs	38	—	38	—
Return on equity investment	1,579	3,266	2,204	3,416
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(4,656)	(681)	3,604	(6,833)
Other current assets	(4,698)	(3,489)	(11,680)	(6,892)
Other assets	642	(158)	688	(1,148)
Accounts payable	5,146	1,000	3,623	1,093
Securities Class Action Lawsuit settlement accrual, net	—	28,712	—	28,712
Accrued expenses	6,355	(4,129)	4,548	(2,743)
Other long-term obligations	(1)	31	2,347	607

Net cash provided by operating activities	50,653	36,244	90,970	63,341

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	9	—	471	565
Proceeds from the sale of property and equipment	6	—	11	—
Purchase of investment	—	(180)	—	(436)
Purchases of property and equipment	(149)	(3,064)	(1,611)	(7,449)
Acquisitions of businesses, net of cash acquired	(1,824)	(20,029)	(4,074)	(24,128)

Net cash used in investing activities	(1,958)	(23,273)	(5,203)	(31,448)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options and warrants	2,484	3,550	2,609	4,203
Proceeds from issuance of stock to employee stock purchase plan	560	575	1,157	1,187
Shares withheld upon stock vesting	(1,527)	(4,968)	(2,832)	(5,726)
Non-controlling interest distribution	(322)	(48)	(350)	(90)
Proceeds from borrowings under revolving line of credit	127,500	—	127,500	—
Principal payments of long-term obligations	(87,656)	(1,250)	(90,475)	(2,500)
Debt issuance costs	(2,433)	—	(2,433)	—
Purchase of company stock	(181,402)	—	(181,402)	—

Net cash used in financing activities	(142,796)	(2,141)	(146,226)	(2,926)

Net (decrease) increase in cash and cash equivalents	(94,101)	10,830	(60,459)	28,967
Cash and cash equivalents at beginning of period	120,005	48,334	86,363	30,197

Cash and cash equivalents at end of period	$25,904	$59,164	$25,904	$59,164

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$1,015	$466	$2,080	$1,172

Cash paid for income taxes, net of refunds received	$3,336	$—	$6,149	$284

Days revenue outstanding (1)	41.1	40.2	41.1	40.2

(1)

Our calculation of days revenue outstanding at June 30, 2018 and 2017 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended June 30, 2018 and 2017, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$206.3	$198.3
Non-Medicare	85.2	72.0

Net service revenue	291.5	270.3
Cost of service	176.5	164.8

Gross margin	115.0	105.5
Other operating expenses	69.2	69.9

Operating income	$45.8	$35.6

Same Store Growth (1):
Medicare revenue	6%	(5%)
Non-Medicare revenue	18%	14%
Total admissions	6%	—%
Total volume (2)	8%	2%
Total Episodic admissions (3)	5%	(1%)
Total Episodic volume (4)	6%	2%
Key Statistical Data - Total (5):
Medicare:
Admissions	47,058	47,260
Recertifications	28,431	26,839

Total volume	75,489	74,099
Completed episodes	74,776	73,872
Visits	1,318,074	1,271,747
Average revenue per completed episode (6)	$2,874	$2,829
Visits per completed episode (7)	17.8	17.5
Non-Medicare:
Admissions	29,271	26,225
Recertifications	13,891	11,462

Total volume	43,162	37,687
Visits	690,548	579,328
Total (5):
Visiting Clinician Cost per Visit	$80.07	$80.61
Clinical Manager Cost per Visit	$7.76	$8.44

Total Cost per Visit	$87.83	$89.05
Visits	2,008,622	1,851,075

	For the Six- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$411.3	$397.0
Non-Medicare	164.3	140.9

Net service revenue	575.6	537.9
Cost of service	350.9	327.8

Gross margin	224.7	210.1
Other operating expenses	138.0	138.8

Operating income	$86.7	$71.3

Same Store Growth (1):
Medicare revenue	5%	(4%)
Non-Medicare revenue	16%	12%
Total admissions	5%	1%
Total volume (2)	7%	2%
Total Episodic admissions (3)	4%	1%
Total Episodic volume (4)	6%	2%
Key Statistical Data - Total (5):
Medicare:
Admissions	96,513	96,888
Recertifications	55,667	51,882

Total volume	152,180	148,770
Completed episodes	147,612	145,736
Visits	2,632,200	2,534,845
Average revenue per completed episode (6)	$2,833	$2,806
Visits per completed episode (7)	17.5	17.2
Non-Medicare:
Admissions	59,160	53,558
Recertifications	26,323	21,686

Total volume	85,483	75,244
Visits	1,351,481	1,134,876
Total (5):
Visiting Clinician Cost per Visit	$80.20	$80.84
Clinical Manager Cost per Visit	$7.88	$8.49

Total Cost per Visit	$88.08	$89.33
Visits	3,983,681	3,669,721

(1)

Same store information represents the percent increase (decrease) in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.

(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions.
(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.

(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$96.9	$85.8
Non-Medicare	4.5	4.5

Net service revenue	101.4	90.3
Cost of service	51.7	45.4

Gross margin	49.7	44.9
Other operating expenses	20.6	19.3

Operating income	$29.1	$25.6

Same Store Growth (1):
Medicare revenue	13%	19%
Non-Medicare revenue	(1%)	8%
Hospice admissions	7%	11%
Average daily census	12%	16%
Key Statistical Data - Total (2):
Hospice admissions	6,746	6,248
Average daily census	7,554	6,717
Revenue per day, net	$147.58	$147.74
Cost of service per day	$75.20	$74.34
Average discharge length of stay	97	89

	For the Six- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$188.7	$166.5
Non-Medicare	10.0	7.4

Net service revenue	198.7	173.9
Cost of service	101.8	88.4

Gross margin	96.9	85.5
Other operating expenses	40.8	37.5

Operating income	$56.1	$48.0

Same Store Growth (1):
Medicare revenue	12%	18%
Non-Medicare revenue	33%	(7%)
Hospice admissions	6%	15%
Average daily census	12%	16%
Key Statistical Data - Total (2):
Hospice admissions	13,679	12,753
Average daily census	7,385	6,542
Revenue per day, net	$148.66	$146.89
Cost of service per day	$76.15	$74.68
Average discharge length of stay	97	90

(1)

Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.

(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	18.7	14.3

Net service revenue	18.7	14.3
Cost of service	14.4	10.3

Gross margin	4.3	4.0
Other operating expenses	3.3	3.0

Operating income	$1.0	$1.0

Key Statistical Data:
Billable hours	797,228	618,401
Clients served	12,683	8,270
Shifts	356,874	283,130
Revenue per hour	$23.48	$23.12
Revenue per shift	$52.45	$50.50
Hours per shift	2.2	2.2

	For the Six- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	36.6	27.8

Net service revenue	36.6	27.8
Cost of service	28.2	20.7

Gross margin	8.4	7.1
Other operating expenses	6.6	6.3

Operating income	$1.8	$0.8

Key Statistical Data:
Billable hours	1,547,181	1,206,618
Clients served	14,350	9,845
Shifts	705,040	548,247
Revenue per hour	$23.66	$23.04
Revenue per shift	$51.91	$50.72
Hours per shift	2.2	2.2

Segment Information - Corporate

	For the Three- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Other operating expenses	$31.1	$30.0
Depreciation and amortization	2.0	3.3

Total operating expenses before Securities Class Action Lawsuit settlement, net	33.1	33.3
Securities Class Action Lawsuit settlement, net	—	28.7

Total operating expenses	$33.1	$62.0

	For the Six- Month Periods Ended June 30,
	2018	2017
Financial Information (in millions):
Other operating expenses	$61.3	$59.5
Depreciation and amortization	4.5	6.5

Total operating expenses before Securities Class Action Lawsuit settlement, net	65.8	66.0
Securities Class Action Lawsuit settlement, net	—	28.7

Total operating expenses	$65.8	$94.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc.	$33,349	$4,461	$60,508	$19,591
Add:
Income tax expense (benefit)	10,596	(1,963)	20,159	7,960
Interest expense, net	2,026	1,156	3,609	2,205
Depreciation and amortization	3,125	4,537	6,718	8,954
Certain items (1)	1,035	27,958	1,224	29,424
Interest component of certain items (1)	(446)	—	(829)	—

Adjusted EBITDA (2) (6)	$49,685	$36,149	$91,389	$68,134

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2018	2017	2018	2017
Net service revenue	$411,603	$374,946	$810,865	$739,607
Add:
Certain items (1)	1,687	—	1,687	—

Adjusted net service revenue (3) (6)	$413,290	$374,946	$812,552	$739,607

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc.	$33,349	$4,461	$60,508	$19,591
Add:
Certain items (1)	766	16,915	906	17,802

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$34,115	$21,376	$61,414	$37,393

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2018	2017	2018	2017
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.98	$0.13	$1.76	$0.57
Add:
Certain items (1)	0.02	0.49	0.03	0.52

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$1.00	$0.62	$1.79	$1.09

(1)	The following details the certain items for the three and six month periods ended June 30, 2018 and 2017:

Certain Items:

	For the Three- Month Period Ended June 30, 2018	For the Six- Month Period Ended June 30, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$1,687	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	440	875
Legal fees - non-routine	543	1,105
Certain Items Impacting Total Other Income (Expense):
Miscellaneous, other (income) expense, net	(1,635)	(2,443)

Total	$1,035	$1,224

Net of tax	$766	$906

Diluted EPS	$0.02	$0.03

	For the Three- Month Period Ended June 30, 2017	For the Six- Month Period Ended June 30, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Operating Expenses:
Acquisition costs	$294	$976
Legal fees - non-routine	1,111	1,234
Securities Class Action Lawsuit settlement accrual, net	28,712	28,712
Data center relocation	226	940
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(693)	(1,367)
Miscellaneous, other (income) expense, net	(1,692)	(1,071)

Total	$27,958	$29,424

Net of tax	$16,915	$17,802

Diluted EPS	$0.49	$0.52

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.